EXHIBIT 99.1

j2 Reports Q1 2014 Results

Achieves Record First Quarter Revenues (up 18.0% vs. Q1 2013), EBITDA (up 18.9% vs. Q1 2013) and Adjusted Non-GAAP EPS (up 13.4% vs. Q1 2013)

Announces Eleventh Consecutive Quarterly Dividend Increase

LOS ANGELES -- j2 Global, Inc. (NASDAQGS: JCOM) today reported financial results for the first quarter ended March 31, 2014 and announced that its Board of Directors has declared an increased quarterly cash dividend of $0.27 per share.

FIRST QUARTER 2014 RESULTS

Quarterly revenues increased 18.0% to a record $134.1 million compared to $113.6 million for Q1 2013.

Earnings per diluted share(1) for the quarter increased 22.4% to $0.60 compared to $0.49 for Q1 2013.  Adjusted Non-GAAP earnings per diluted share(1)(2) for the quarter increased 13.4% to $0.76 compared to $0.67 for Q1 2013.

Quarterly EBITDA(3) increased 18.9% to a Q1 record $57.3 million compared to $48.2 million for Q1 2013.

Q1 2014 free cash flow(4) was $38.4 million, the same as for Q1 2013, and reflects a $7.3 million payment during Q1 2014 for an accrued Q1 2013 acquisition-related Digital Media obligation.

j2 ended the quarter with approximately $315 million in cash and investments after deploying $52.4 million for acquisitions during the quarter and j2’s regular quarterly dividend.

Key financial results for Q1 2014 versus Q1 2013 are set forth in the following table (in millions, except per share). Reconciliations of earnings per diluted share, EBITDA and free cash flow to their nearest comparable GAAP financial measures are attached to this Press Release.

	Q1 2014	Q1 2013	% Change
Revenues	$134.1 million	$113.6 million	18.0%
Earnings per Diluted Share (1)	$0.60	$0.49	22.4%
Adjusted Non-GAAP Earnings per Diluted Share (1) (2)	$0.76	$0.67	13.4%
EBITDA (3)	$57.3 million	$48.2 million	18.9%
Free Cash Flow (4)	$38.4 million	$38.4 million	-%

“The first quarter was very strong for j2, with Business Cloud Services revenues growing by 11.1% and Digital Media revenues growing by 45.7%, each versus Q1 2013,” said Hemi Zucker, CEO of j2 Global. “In addition, our Cloud Backup business has surpassed the $50 million annual revenue run-rate milestone faster than anticipated while making a significantly larger contribution to our EBITDA margins than anticipated.”

BUSINESS OUTLOOK

j2 is reaffirming the following previously announced fiscal 2014 financial estimates: Revenues of between $580 and $600 million and Adjusted Non-GAAP earnings per diluted share of between $3.23 and $3.47.

Adjusted Non-GAAP earnings per diluted share for 2014 excludes share-based compensation of between $10 and $12 million, amortization of acquired intangibles and the impact of any currently unanticipated items, and adds back $1.5 million to reflect the impact of the fair value adjustment to deferred revenues purchased in the Livedrive acquisition, in each case net of tax.

It is anticipated that the normalized tax rate for 2014 (exclusive of the release of reserves for uncertain tax positions) will be between 27% and 29%.

DIVIDEND

j2’s Board of Directors has approved a second quarter cash dividend of $0.27 per common share, a 12.5% increase versus the dividend paid in Q2 2013.  This is j2’s eleventh consecutive quarterly dividend increase since its first quarterly dividend in September 2011.  The dividend will be paid on June 3, 2014 to all shareholders of record as of the close of business on May 19, 2014.  Future dividends will be subject to Board approval.

Notes:

(1)
The estimated GAAP effective tax rates were approximately 22.2% for Q1 2014 and 19.5% for Q1 2013.  The estimated Adjusted Non-GAAP effective tax rates were approximately 27.1% for Q1 2014 and 25.0% for Q1 2013.

(2)
For Q1 2014, Adjusted Non-GAAP earnings per diluted share excludes share-based compensation, certain acquisition-related integration costs, amortization of acquired intangibles and additional tax expense (benefit) from prior years, and adds back the impact of the fair value adjustment to deferred revenues purchased in the Livedrive acquisition, in each case net of tax, totaling $0.16. For Q1 2013, Adjusted Non-GAAP earnings per diluted share excludes share-based compensation, certain acquisition-related integration costs and amortization of acquired intangibles, in each case net of tax, totaling $0.18. Adjusted Non-GAAP earnings per diluted share amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(3)
EBITDA is defined as earnings before interest and other expense, net; income tax expense; depreciation and amortization; and the items used to reconcile EPS to Adjusted Non-GAAP EPS referred to in Note (2) above.  EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(4)
Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit from share-based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

About j2 Global
j2 Global, Inc. (NASDAQ: JCOM) provides Internet services through two divisions: Business Cloud Services and Digital Media. The Business Cloud Services Division offers Internet fax, virtual phone, hosted email, email marketing, online backup, unified communications and CRM solutions. It markets its services principally under the brand names eFax®, eVoice®, FuseMail®, Campaigner®, KeepItSafe®, Livedrive® and Onebox®, and operates a messaging network spanning 49 countries on six continents. The Digital Media Division offers technology, gaming and lifestyle content through its digital properties, which include PCMag.com, IGN.com, AskMen.com, Toolbox.com and others. The Digital Media Division also operates NetShelter® Powered by BuyerBase®, an advanced digital ad targeting platform, and Ziff Davis B2B, a leading provider of research to enterprise buyers and leads to IT vendors. As of December 31, 2013, j2 had achieved 18 consecutive fiscal years of revenue growth. For more information about j2, please visit www.j2global.com.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this Press Release are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, particularly those contained in Hemi Zucker’s quote and the “Business Outlook” portion regarding the Company’s expected fiscal 2014 financial performance. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: ability to grow non-fax revenues, profitability and cash flows; ability to identify, close and successfully transition acquisitions; subscriber growth and retention; variability of revenue based on changing conditions in particular industries and the economy generally; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of adverse changes in the U.S. or international regulatory environments, including but not limited to the imposition or increase of taxes or regulatory-related fees; and the numerous other factors set forth in j2 Global’s filings with the Securities and Exchange Commission (“SEC”). For a more detailed description of the risk factors and uncertainties affecting j2 Global, refer to the 2013 Annual Report on Form 10-K filed by j2 Global on March 3, 2014, and the other reports filed by j2 Global from time-to-time with the SEC, each of which is available at www.sec.gov. The forward-looking statements provided in this press release and particularly those contained in Hemi Zucker’s quote and the “Business Outlook” portion regarding the Company’s expected fiscal 2014 financial performance are based on limited information available to the Company at this time, which is subject to change. Although management’s expectations may change after the date of this press release, the Company undertakes no obligation to revise or update these statements.

j2 GLOBAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED, IN THOUSANDS)

	MARCH 31,	DECEMBER 31,
	2014	2013

ASSETS
Cash and cash equivalents	$208,068	$207,801
Short-term investments	71,300	90,789
Accounts receivable,
net of allowances of $3,714 and $4,105, respectively	63,666	67,245
Prepaid expenses and other current assets	24,343	20,064
Deferred income taxes	2,110	3,126
Total current assets	369,487	389,025

Long-term investments	35,698	47,351
Property and equipment, net	38,829	31,200
Goodwill	483,255	457,422
Other purchased intangibles, net	246,263	223,533
Deferred income taxes	1,369	1,845
Other assets	3,383	3,413

TOTAL ASSETS	$1,178,284	$1,153,789

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	$54,084	$69,570
Income taxes payable	4,837	1,569
Deferred revenue	49,606	36,326
Liability for uncertain tax positions	5,711	5,535
Deferred income taxes	344	1,892
Total current liabilities	114,582	114,892

Long-term debt	245,796	245,670
Liability for uncertain tax positions	38,504	38,329
Deferred income taxes	34,703	35,833
Deferred revenue	12,460	11,189
Other long-term liabilities	3,873	1,458
Total liabilities	449,918	447,371

Commitments and contingencies	—	—

Stockholders' Equity:
Preferred stock	—	—
Common stock	467	461
Additional paid-in capital	227,149	216,872
Retained earnings	498,318	484,850
Accumulated other comprehensive income (loss)	2,432	4,235
Total stockholders' equity	728,366	706,418

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,178,284	$1,153,789

j2 GLOBAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED MARCH 31,
	2014	2013

Revenues	$134,124	$113,617

Cost of revenues (including share-based compensation of $154 for the three months of 2014 and $214 for the three months of 2013)	23,388	20,235
Gross profit	110,736	93,382

Operating expenses:

Sales and marketing (including share-based compensation of $491 for the three months of 2014 and $418 for the three months of 2013)	32,959	29,638

Research, development and engineering (including share-based compensation of $140 for the three months of 2014 and $106 for the three months of 2013)	7,213	6,746

General and administrative (including share-based compensation of $1,599 for the three months of 2014 and $1,610 for the three months of 2013)	28,979	24,011

Total operating expenses	69,151	60,395

Income from operations	41,585	32,987

Interest expense (income), net	4,948	4,877
Other expense (income), net	(319)	(161)
Income before income taxes	36,956	28,271
Income tax expense	8,191	5,500
Net income	28,765	22,771
Less net loss attributable to noncontrolling interest	—	(151)
Net income attributable to j2 Global, Inc. common shareholders	$28,765	$22,922

Basic net income per common share:
Net income attributable to j2 Global, Inc. common shareholders	$0.61	$0.50

Diluted net income per common share:
Net income attributable to j2 Global, Inc. common shareholders	$0.60	$0.49

Basic weighted average shares outstanding	46,365,158	45,160,140

Diluted weighted average shares outstanding	46,765,732	45,668,167

j2 GLOBAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED, IN THOUSANDS)

	THREE MONTHS ENDED MARCH 31,
	2014	2013

Cash flows from operating activities:
Net income	$28,765	$22,771
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	13,137	8,762
Accretion and amortization of discount and premium of investments	352	453
Amortization of financing costs and discounts	162	150
Share-based compensation	2,384	2,348
Excess tax benefit from share-based compensation	(4,082)	(280)
Provision for doubtful accounts	732	833
Deferred income taxes	(211)	(1,446)
Decrease (increase) in:
Accounts receivable	8,452	2,495
Prepaid expenses and other current assets	(1,657)	(139)
Other assets	107	357
(Decrease) increase in:
Accounts payable and accrued expenses	(16,228)	160
Income taxes payable	4,723	2,138
Deferred revenue	205	92
Liability for uncertain tax positions	351	1,294
Other liabilities	102	60
Net cash provided by operating activities	37,294	40,048

Cash flows from investing activities:
Maturity of certificate of deposit	8,210	22,106
Purchase of certificates of deposit	—	(8,165)
Sales of available-for-sale investments	29,705	31,932
Purchases of available-for-sale investments	(11,213)	(35,244)
Purchases of property and equipment	(2,936)	(1,933)
Purchases of intangible assets	(915)	(333)
Acquisition of business	(49,068)	(62,771)
Net cash used in investing activities	(26,217)	(54,408)

Cash flows from financing activities:
Debt issuance costs	—	(47)
Repurchases of stock	(4,042)	(2,069)
Issuance of stock, net of costs	4,981	2,081
Excess tax benefit from share-based compensation	4,082	280
Dividends paid	(12,418)	(10,684)
Acquisition of business	(3,314)	—
Net cash used in financing activities	(10,711)	(10,439)

Effect of exchange rate changes on cash and cash equivalents	(99)	(755)

Net increase (decrease) in cash and cash equivalents	267	(25,554)
Cash and cash equivalents at beginning of period	207,801	218,680
Cash and cash equivalents at end of period	$208,068	$193,126

j2 GLOBAL, INC.
RECONCILIATION OF GAAP TO ADJUSTED NON-GAAP FINANCIAL MEASURES
THREE MONTHS ENDED MARCH 31, 2014 AND 2013
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Adjusted non-GAAP net income is GAAP net income with the following modifications: (1) elimination of share-based compensation and the associated payroll tax expense; (2) elimination of certain acquisition-related integration costs; (3) elimination of amortization of patents and intangible assets that we acquired; (4) elimination of additional income tax and indirect tax expense and benefit from prior years and (5) elimination of income tax provision associated with share-based compensation and the associated payroll tax expense, certain acquisition-related integration costs, amortization of patents and intangible assets that we acquired and additional indirect tax expense and benefit from prior years.

	THREE MONTHS ENDED MARCH 31, 2014						THREE MONTHS ENDED MARCH 31, 2013
					(4)
			(2)		Additional				(2)
			Acquisition-		Tax Expense				Acquisition-
		(1) Share-based	related Integration	(3)	(Benefit) from	Adjusted		(1) Share-based	related Integration	(3)	Adjusted
	GAAP	Compensation	Costs	Amortization	Prior Years	Non-GAAP	GAAP	Compensation	Costs	Amortization	Non-GAAP

Revenues	$134,124	—	541	—	—	$134,665	$113,617	—	(44)	—	$113,573

Cost of revenues	23,388	(154)	—	(424)	—	22,810	20,235	(214)	(88)	—	19,933

Operating expenses:
Sales and marketing	32,959	(491)	(19)	—	—	32,449	29,638	(418)	(992)	—	28,228
Research, development and engineering	7,213	(140)	—	—	—	7,073	6,746	(106)	(579)	—	6,061
General and administrative	28,979	(1,599)	1,061	(9,960)	(713)	17,768	24,011	(1,610)	(2,479)	(6,722)	13,200

Interest expense (income), net	4,948	—	—	—	—	4,948	4,877	—	—	—	4,877
Other expense (income), net	(319)	—	—	—	—	(319)	(161)	—	—	—	(161)

Income tax provision (5)	8,191	824	(284)	3,431	1,362	13,524	5,500	774	1,763	2,311	10,348

Net income attributable to j2 Global, Inc. common stockholders	$28,765	1,560	(217)	6,953	(649)	$36,412	$22,922	1,574	2,331	4,411	$31,238

Net income per share attributable to j2 Global, Inc. common stockholders*:
Basic	$0.61	0.03	(0.01)	0.15	(0.01)	$0.77	$0.50	0.03	0.05	0.10	$0.68
Diluted	$0.60	0.03	(0.01)	0.15	(0.01)	$0.76	$0.49	0.03	0.05	0.10	$0.67

* The reconciliation of net income per share from GAAP to adjusted non-GAAP may not foot since each is calculated independently.

The Company discloses adjusted non-GAAP Earnings Per Share ("EPS") as supplemental non-GAAP financial performance measure, as it believes it is a useful metric by which to compare the performance of its business from period to period. The Company also understands that this adjusted non-GAAP measure is broadly used by analysts, rating agencies and investors in assessing the Company's performance. Accordingly, the Company believes that the presentation of this adjusted non-GAAP financial measure provides useful information to investors.

Adjusted non-GAAP EPS is not in accordance with, or an alternative to, net income per share and may be different from non-GAAP measures with similar or even identical names used by other companies. In addition, this adjusted non-GAAP measure is not based on any comprehensive set of accounting rules or principles. This adjusted non-GAAP measure has limitations in that it does not reflect all of the amounts associated with the Company's results of operations determined in accordance with GAAP.

j2 GLOBAL, INC.
NET INCOME TO EBITDA RECONCILIATION
THREE MONTHS ENDED MARCH 31, 2014 AND 2013
(UNAUDITED, IN THOUSANDS)

The following table sets forth a reconciliation of EBITDA to net income, the most directly comparable GAAP financial measure.

	THREE MONTHS ENDED MARCH 31,
	2014	2013

Net income	$28,765	$22,771
Plus:
Other expense (income), net	(319)	(161)
Interest expense (income), net	4,948	4,877
Income tax expense	8,191	5,500
Depreciation and amortization	13,139	8,794
Reconciliation of GAAP to adjusted non-GAAP financial measures:
Share-based compensation and the associated payroll tax expense	2,384	2,348
Acquisition-related integration costs	(501)	4,094
Additional indirect tax expense from prior years	713	—
EBITDA	$57,320	$48,223

EBITDA as calculated above represents earnings before interest and other expense, net, income tax expense, depreciation and amortization and the items used to reconcile GAAP to adjusted non-GAAP financial measures, including (1) share-based compensation, (2) certain acquisition-related integration costs and (3) additional indirect tax expense from prior years.  We disclose EBITDA as a supplemental non-GAAP financial performance measure as we believe it is a useful metric by which to compare the performance of our business from period to period. We understand that measures similar to EBITDA are broadly used by analysts, rating agencies and investors in assessing our performance. Accordingly, we believe that the presentation of EBITDA provides useful information to investors.

EBITDA is not in accordance with, or an alternative to, net income, and may be different from non-GAAP measures used by other companies. In addition, EBITDA is not based on any comprehensive set of accounting rules or principles. This adjusted non-GAAP measure has limitations in that it does not reflect all of the amounts associated with the Company’s results of operations determined in accordance with GAAP.

j2 GLOBAL, INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED, IN THOUSANDS)

	Q1	Q2	Q3	Q4	YTD
2014
Net cash provided by operating activities	$37,294				$37,294
Less: Purchases of property and equipment	(2,936)				(2,936)
Add: Excess tax benefit from share-based compensation	4,082				4,082
Free cash flows	$38,440	$—	$—	$—	$38,440

2013
Net cash provided by operating activities	$40,048	$68,973	$25,859	$58,444	$193,324
Less: Purchases of property and equipment	(1,933)	(4,056)	(5,126)	(7,511)	(18,626)
Add: Excess tax benefit (deficit) from share-based compensation	280	1,301	1,590	(476)	2,695
Free cash flows	$38,395	$66,218	$22,323	$50,457	$177,393

The Company discloses Free Cash Flows as supplemental non-GAAP financial performance measure, as it believes it is a useful metrics by which to compare the performance of its business from period to period. The Company also understands that this non-GAAP measure is broadly used by analysts, rating agencies and investors in assessing the Company's performance.  Accordingly, the Company believes that the presentation of this non-GAAP financial measure provides useful information to investors.

Free Cash Flows is not in accordance with, or an alternative to, Cash Flows from Operating Activities, and may be different from non-GAAP measures with similar or even identical names used by other companies. In addition, the non-GAAP measure is not based on any comprehensive set of accounting rules or principles. This non-GAAP measure has limitations in that it does not reflect all of the amounts associated with the Company's results of operations determined in accordance with GAAP.